UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2022

(Exact name of registrant as specified in its charter)

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 484-4900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 28, 2022, Travelzoo (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). As of the close of business on November 22, 2022, the record date for the Special Meeting, 12,399,709 shares of common stock of the Company were issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on December 5, 2022. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

1.
Proposal 1. To vote on a proposal to approve the issuance and sale of 3,410,000 shares of common stock of the Company, pursuant to the stock purchase agreement, dated November 25, 2022, between the Company and Azzurro Capital Inc. (“Azzurro”), in exchange for consideration comprised of (a) $10 million, payable at the election of Azzurro in cash or as a combination of no less than $2 million in cash and the remaining up to $8 million in the form of a secured promissory note; and (b) shares of common stock representing all of the outstanding equity securities of Metaverse Travel Experiences, Inc., a New York corporation and wholly owned subsidiary of Azzurro (“MTE”), such that following the consummation of the proposed issuance, Azzurro and its affiliates will own greater than 50% of the common stock of the Company.

Votes For	Votes Against	Abstain
7,331,617	1,359,207	2,152

2.
Proposal 2. To vote on a proposal to approve the adjournment or postponement of the special meeting to a later date or dates (1) if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Issuance Proposal, or (2) if the failure to adjourn or postpone would reasonably be expected to be a violation of applicable law for the distribution of any required amendment or supplement to the proxy statement accompanying this notice to be timely provided to Travelzoo stockholders.

Votes For	Votes Against	Abstain
7,274,381	1,414,834	3,761

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	December 28, 2022	By:	/s/ Wayne Lee
Wayne Lee Chief Financial Officer